Single Security Calculator

Security ID: GSR 05AR4 1A1

Deal

GSR 05AR4

Curr Bal

71,635,000

Description

WAC Bond,Senior

Effv Band

N/A

Coupon

4.115%

Factor

1.00000000

Collateral	Collat Cpn	WAC	WAM	WALA	Vintage	As Of
WL	4.11	4.365	340	20	2003	6/05

Settle=06/30/05

	25 CPR	30 CPR	35 CPR	40 CPR	45 CPR	50 CPR
Price	100-24	100-24	100-24	100-24	100-24	100-24
Yield	4.775	4.588	4.402	4.208	4.009	3.806
Lib Static Sprd	65	71	37	22	6	11
Avg Life	2.918	2.373	1.983	1.680	1.422	1.250
Libor OAS	30	30	30	30	30	30

Market Levels	Pricing Date	1 mo	3 mo	6 mo	1 yr	2 yr	5 yr	10 yr	30 yr
US Treasury	06/06/05		3.020	3.150	3.300	3.578	3.726	3.962	4.250
	R/T (8:54 AM)				44.0	3.586	3.703	3.920	4.020
LIBOR/Swap	06/06/05	3.170	3.370	3.540	3.730	3.915	4.131	4.369	4.687

Note: All calculations except R/T Intrp Spread and R/T Sprd/Bnch are based on 06/06/05 close market levels.

gsr05ar4 - Price/Yield - B1

Balance	$15,275,000.00	Delay	24
Coupon	4.9973	Dated	6/1/2005
Settle	6/30/2005	First Payment	7/25/2005

Price	25 CPB
	Yield
100-08	4.978
100-08+	4.973
100-09	4.969
100-09+	4.965
100-10	4.961
100-10+	4.956
100-11	4.952
100-11+	4.948
100-12	4.943
100-12+	4.939
100-13	4.935
100-13+	4.931
100-14	4.926
100-14+	4.922
100-15	4.918
100-15+	4.914
100-16	4.909

WAL	4.18
Mod Durn	3.626
Payment Window	Jul05 - May15

LIBOR_1YR	3.7206
CMT_1YR	3.2800
Optional Redemption	Call (N)

Yield Curve	Mat 3MO 6MO 1YR 2YR 3YR 5YR 10YR 30YR
	Yld 3.0134 3.1356 3.2800 3.5574 3.6020 3.6876 3.9123 4.1942

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

gsr05ar4 - CashflowsB1
25 CPB

Period	Date	Principal	Interest	Balance

0	30-Jun-05	0	0	15,275,000.00
1	25-Jul-05	5,135.24	63,611.49	15,269,864.76
2	25-Aug-05	5,156.16	63,591.65	15,264,708.60
3	25-Sep-05	5,177.16	63,571.72	15,259,531.44
4	25-Oct-05	5,198.25	63,551.72	15,254,333.20
5	25-Nov-05	5,219.42	63,531.63	15,249,113.77
6	25-Dec-05	5,240.69	63,511.46	15,243,873.08
7	25-Jan-06	5,262.04	63,491.20	15,238,611.05
8	25-Feb-06	5,282.79	63,470.11	15,233,328.26
9	25-Mar-06	5,304.31	63,449.70	15,228,023.95
10	25-Apr-06	5,325.92	63,429.19	15,222,698.03
11	25-May-06	5,347.62	63,408.61	15,217,350.41
12	25-Jun-06	5,369.41	63,387.94	15,211,981.00
13	25-Jul-06	5,391.29	63,367.18	15,206,589.70
14	25-Aug-06	5,413.26	63,346.34	15,201,176.44
15	25-Sep-06	5,435.33	63,325.41	15,195,741.12
16	25-Oct-06	1,311,706.10	63,304.40	13,884,035.02
17	25-Nov-06	3,360.85	58,804.73	13,880,674.17
18	25-Dec-06	3,375.48	58,790.81	13,877,298.69
19	25-Jan-07	3,390.17	58,776.83	13,873,908.51
20	25-Feb-07	3,404.93	58,762.78	13,870,503.58
21	25-Mar-07	3,419.75	58,748.67	13,867,083.83
22	25-Apr-07	3,434.64	58,734.50	13,863,649.19
23	25-May-07	3,449.59	58,720.27	13,860,199.60
24	25-Jun-07	3,464.61	58,705.98	13,856,734.99
25	25-Jul-07	3,479.69	58,691.63	13,853,255.30
26	25-Aug-07	3,494.84	58,677.21	13,849,760.46
27	25-Sep-07	3,510.06	58,662.72	13,846,250.40
28	25-Oct-07	3,525.34	58,648.18	13,842,725.06
29	25-Nov-07	3,540.69	58,633.57	13,839,184.38
30	25-Dec-07	167,428.22	58,618.90	13,671,756.16
31	25-Jan-08	165,418.66	57,910.04	13,506,337.49
32	25-Feb-08	163,433.11	57,209.69	13,342,904.38
33	25-Mar-08	161,471.27	56,517.74	13,181,433.11
34	25-Apr-08	2,471,957.08	55,834.10	10,709,476.03
35	25-May-08	129,804.75	45,346.14	10,579,671.28
36	25-Jun-08	128,244.98	44,796.79	10,451,426.31
37	25-Jul-08	250,457.83	44,254.05	10,200,968.48
38	25-Aug-08	244,468.88	43,193.81	9,956,499.60
39	25-Sep-08	238,622.90	42,158.92	9,717,876.70
40	25-Oct-08	232,916.46	41,148.77	9,484,960.24
41	25-Nov-08	227,346.25	40,162.78	9,257,613.99
42	25-Dec-08	221,909.01	39,200.36	9,035,704.98
43	25-Jan-09	216,601.58	38,260.95	8,819,103.40
44	25-Feb-09	211,420.86	37,344.00	8,607,682.53
45	25-Mar-09	206,363.84	36,448.98	8,401,318.69
46	25-Apr-09	201,427.55	35,575.37	8,199,891.14
47	25-May-09	196,609.13	34,722.64	8,003,282.01
48	25-Jun-09	191,905.76	33,890.32	7,811,376.25
49	25-Jul-09	187,314.70	33,077.89	7,624,061.55
50	25-Aug-09	182,833.28	32,284.90	7,441,228.27
51	25-Sep-09	178,458.87	31,510.88	7,262,769.40
52	25-Oct-09	174,188.93	30,755.37	7,088,580.48
53	25-Nov-09	178,235.93	30,017.94	6,910,344.55
54	25-Dec-09	165,744.84	29,264.36	6,744,599.71
55	25-Jan-10	161,778.76	28,562.64	6,582,820.95
56	25-Feb-10	2,218,331.24	27,877.71	4,364,489.72
57	25-Mar-10	104,530.89	19,388.23	4,259,958.82
58	25-Apr-10	1,579,839.07	18,923.89	2,680,119.75
59	25-May-10	64,392.11	12,080.61	2,615,727.65
60	25-Jun-10	62,849.45	11,790.41	2,552,878.20
61	25-Jul-10	61,343.67	11,507.17	2,491,534.52
62	25-Aug-10	59,873.89	11,230.71	2,431,660.64
63	25-Sep-10	58,439.24	10,960.87	2,373,221.40
64	25-Oct-10	57,038.88	10,697.50	2,316,182.52
65	25-Nov-10	55,672.01	10,440.43	2,260,510.51
66	25-Dec-10	54,337.82	10,189.53	2,206,172.69
67	25-Jan-11	53,035.52	9,944.64	2,153,137.17
68	25-Feb-11	51,764.37	9,705.62	2,101,372.81
69	25-Mar-11	50,523.61	9,472.32	2,050,849.20
70	25-Apr-11	49,312.52	9,244.62	2,001,536.69
71	25-May-11	48,130.39	9,022.38	1,953,406.30
72	25-Jun-11	46,976.53	8,805.46	1,906,429.77
73	25-Jul-11	45,850.27	8,593.74	1,860,579.50
74	25-Aug-11	44,750.94	8,387.09	1,815,828.56
75	25-Sep-11	43,677.91	8,185.40	1,772,150.65
76	25-Oct-11	42,630.55	7,988.55	1,729,520.10
77	25-Nov-11	41,608.24	7,796.41	1,687,911.87
78	25-Dec-11	40,610.38	7,608.89	1,647,301.49
79	25-Jan-12	39,636.40	7,425.85	1,607,665.09
80	25-Feb-12	38,685.71	7,247.21	1,568,979.38
81	25-Mar-12	37,757.78	7,072.85	1,531,221.61
82	25-Apr-12	271,549.44	6,902.68	1,259,672.16
83	25-May-12	30,343.91	5,698.12	1,229,328.26
84	25-Jun-12	29,615.46	5,560.89	1,199,712.80
85	25-Jul-12	28,904.45	5,426.96	1,170,808.35
86	25-Aug-12	28,210.47	5,296.24	1,142,597.88
87	25-Sep-12	27,533.10	5,168.66	1,115,064.78
88	25-Oct-12	26,871.95	5,044.14	1,088,192.82
89	25-Nov-12	26,226.64	4,922.62	1,061,966.19
90	25-Dec-12	25,596.78	4,804.01	1,036,369.41
91	25-Jan-13	24,982.00	4,688.24	1,011,387.41
92	25-Feb-13	24,381.95	4,575.26	987,005.46
93	25-Mar-13	23,796.27	4,464.99	963,209.18
94	25-Apr-13	23,224.62	4,357.37	939,984.56
95	25-May-13	22,666.67	4,252.34	917,317.90
96	25-Jun-13	22,122.08	4,149.82	895,195.82
97	25-Jul-13	21,590.53	4,049.77	873,605.29
98	25-Aug-13	21,071.72	3,952.13	852,533.56
99	25-Sep-13	20,565.35	3,856.82	831,968.22
100	25-Oct-13	20,071.10	3,763.81	811,897.11
101	25-Nov-13	19,588.70	3,673.04	792,308.41
102	25-Dec-13	19,117.86	3,584.44	773,190.55
103	25-Jan-14	18,658.31	3,497.97	754,532.24
104	25-Feb-14	18,209.76	3,413.59	736,322.48
105	25-Mar-14	17,771.97	3,331.23	718,550.51
106	25-Apr-14	17,344.67	3,250.85	701,205.83
107	25-May-14	16,927.62	3,172.40	684,278.21
108	25-Jun-14	16,520.56	3,095.84	667,757.65
109	25-Jul-14	16,123.26	3,021.11	651,634.39
110	25-Aug-14	15,735.49	2,948.19	635,898.90
111	25-Sep-14	15,357.01	2,877.02	620,541.88
112	25-Oct-14	14,987.61	2,807.56	605,554.27
113	25-Nov-14	14,627.07	2,739.77	590,927.20
114	25-Dec-14	14,275.17	2,673.61	576,652.03
115	25-Jan-15	13,931.72	2,609.04	562,720.31
116	25-Feb-15	13,596.50	2,546.03	549,123.82
117	25-Mar-15	13,269.32	2,484.53	535,854.50
118	25-Apr-15	102,614.23	2,424.51	433,240.27
119	25-May-15	433,240.27	1,957.69	0

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.